UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                September 9, 1999
                Date of Report (Date of earliest event reported)


                     MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)



    TENNESSEE                       1-12762                   62-1543819
 (State of Incorporation)   (Commission File Number)       (I.R.S. Employer
                                                        Identification Number)



                          6584 POPLAR AVENUE, SUITE 340
                            MEMPHIS, TENNESSEE 38138
                    (Address of principal executive offices)



                                (901) 682-6600
               Registrant's telephone number, including area code





             (Former name or address, if changed since last report)

Item 5.  Other events.
Following notification of the New York Stock Exchange, the following press release was announced on September 9, 1999:


Memphis,  TN:  September  9,  1999.  Mid-America  Apartment  Communities,   Inc.
(MAA:NYSE) today announced that its Board of Directors has reaffirmed its approval of the purchase of up to 1 million of its common shares.

Mid-America is an apartment-only REIT which has ownership interests in and operates 36,028 apartment units throughout the southeastern and midwestern US and in Texas, including units in the development pipeline. For further details, please refer to our website at www.maac.net or contact Simon R.C. Wadsworth at
(901) 682-6668 ext. 104., 6584 Poplar Ave., Suite 340, Memphis, TN 38138.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MID-AMERICA APARTMENT COMMUNITIES, INC.



Date:    September 9, 1999              /s/  Simon R.C. Wadsworth
         -----------------              -----------------------------------

                                              Simon R.C. Wadsworth
                                              Executive Vice President
                                             (Principal Financial and
                                              Accounting Officer)